INVENTORIES	12 Months Ended
Dec. 31, 2019
INVENTORIES
INVENTORIES

12 Inventories

Accounting policy

Finished goods and work-in-progress are valued at factory cost, including appropriate overheads, on a first-in first-out basis. Raw materials and bought-in finished goods are valued at purchase price. All inventories are reduced to net realisable value where lower than cost. Inventory acquired as part of a business acquisition is valued at selling price less costs to sell and a profit allowance for selling efforts.

Orthopaedic instruments are generally not sold but provided to customers and distributors for use in surgery. They are recorded as inventory until they are deployed at which point they are transferred to plant and equipment and depreciated over their useful economic lives of between three and seven years.

A feature of the orthopaedic business is the high level of product inventory required, some of which is located at customer premises and is available for customers’ immediate use (referred to as consignment inventory). Complete sets of product, including large and small sizes, have to be made available in this way. These outer sizes are used less frequently than standard sizes and towards the end of the product life cycle are inevitably in excess of requirements. Adjustments to carrying value are therefore required to be made to orthopaedic inventory to anticipate this situation. These adjustments are calculated in accordance with a formula based on levels of inventory compared with historical or forecast usage. This formula is applied on an individual product line basis and is first applied when a product group has been on the market for two years. This method of calculation is considered appropriate based on experience but it involves management judgements on effectiveness of inventory deployment, length of product lives, phase-out of old products and efficiency of manufacturing planning systems.

12 Inventories continued

	2019	2018	2017
	$ million	$ million	$ million
Raw materials and consumables	287	219	207
Work-in-progress	100	88	69
Finished goods and goods for resale	1,227	1,088	1,028
	1,614	1,395	1,304

Reserves for excess and obsolete inventories were $308m (2018: $305m, 2017: $296m). The increase in reserves of $3m in the year comprised a $4m increase in the reserve relating to the write-off of inventory which was partially offset by foreign exchange movements of $1m.

The determination of the estimate of excess and obsolete inventory is a critical accounting estimate and includes assumptions on the future usage of all different items of finished goods. This estimate is not considered to have a range of potential outcomes that is significantly different to the $308m held at 31 December 2019.

The cost of inventories recognised as an expense and included in cost of goods sold amounted to $1,147m (2018: $1,126m, 2017: $1,013m). In addition, $70m was recognised as an expense within cost of goods sold resulting from inventory write-offs (2018: $94m, 2017: $68m).

Notwithstanding inventory acquired within acquisitions, no inventory is carried at fair value less costs to sell in any year.